UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                SEPTEMBER 8, 2004




                                  ULTICOM, INC.
             (Exact name of registrant as specified in its charter)


          NEW JERSEY                     0-30121               22-2050748
 (State or other jurisdiction of        (Commission         (I.R.S. Employer
  incorporation or organization)        File Number)        Identification No.)


1020 BRIGGS ROAD, MOUNT LAUREL, NEW JERSEY                         08054
(Address of principal executive offices)                         (Zip Code)


                                 (856) 787-2700
              (Registrant's telephone number, including area code)

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On September 8, 2004, Ulticom, Inc. issued a press release announcing its financial results for the second quarter of fiscal year 2004, ended July 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 to this report.

         The information in this Current Report on Form 8-K is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     Exhibit No.        Description
     -----------        ------------

     99.1               Press Release of Ulticom, Inc., dated September 8, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ULTICOM, INC.


Dated:    September 8, 2004                /s/ Mark A. Kissman
                                          --------------------------------------
                                          Name:   Mark A. Kissman
                                          Title:  Vice President of Finance and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.                         Description
-----------                         -----------

 99.1             Press Release dated September 8, 2004 issued by Ulticom, Inc.